Exhibit 21.1

Subsidiary	Jurisdiction
210-220 E. 22nd Street SSGA Owner, LLC	Delaware
Adlerwerke CB Investment LLC	Delaware
Administradora Americana de Inversiones S.A.	Chile
Administradora de Fondos de Pensiones Habitat, S.A.	Chile
Administradora de Inversiones Previsionales SpA	Chile
Alexander Forbes Group Holdings Limited	South Africa
Amber Five (GP) Limited	Guernsey
AREF Cayman Co Ltd.	Cayman Islands
AREF GP II Pte. Ltd.	Singapore
AREF GP Ltd.	Cayman Islands
Art 10 (GP) Limited	Guernsey
Asia Property Fund III GP S.a.r.l.	Luxembourg
ASPF II - Feeder Fund GmbH	Germany
ASPF II - Verwaltungs - GmbH & Co. KG	Germany
ASPF II Management GmbH	Germany
ASPF III (Scots) L.P.	Scotland
Assurance Intelligence, LLC	Washington
Assurance IQ, LLC	Washington
AST Investment Services, Inc.	Connecticut
Blue One Limited	Guernsey
Braeloch Holdings Inc.	Delaware
Braeloch Successor Corporation	Delaware
Brazilian Capital Fund GP Limited	Cayman Islands
Broad Street Global Advisors LLC	Delaware
Broome Street Holdings, LLC	Delaware
BSC CP LP	Scotland
Capital Agricultural Property Services, Inc.	Delaware
CB German Retail LLC	Delaware
Chadwick Boulevard Investment Holdings Co., LLC	Delaware
Cibecue, LLC	Delaware
CLIS Co., Ltd.	Japan
Coconino, LLC	Delaware
Colico II, Inc.	Delaware
COLICO, INC.	Delaware
Columbus Drive Partners, L.P.	Delaware
Commerce Street Holdings, LLC	Delaware
Commerce Street Investments LLC	Delaware
Coolidge, LLC	Delaware
Cottage Street Investments LLC	Delaware
Cottage Street Orbit Acquisition, LLC	Delaware
CROCKETT STREET HOLDINGS II, LLC	Delaware
CROCKETT STREET PARTNERS II, L.P.	Delaware
Dale/P Minerals Limited Partnership	Delaware
DICKENS AVENUE HOLDINGS VI, LLC	Delaware

DICKENS AVENUE PARTNERS VI (Ireland), L.P.	Delaware
DICKENS AVENUE PARTNERS VI (US), L.P.	Delaware
Don Cesar Investor LLC	Delaware
Dryden Arizona Reinsurance Term Company	Arizona
Dryden Finance II, LLC	Delaware
EIP GP S.à r.l.	Luxembourg
EPP Lux Fund II GP S.à r.l.	Luxembourg
Essex, LLC	Delaware
EuroCore GP S.à r.l.	Luxembourg
EuroCore New Courts GP S.à r.l.	Luxembourg
European Value Partners GP S.a.r.l.	Luxembourg
Everbright PGIM Fund Management Co., Ltd.	China
EVP II GP S.à r.l.	Luxembourg
EVP II Horizon GP S.à r.l.	Luxembourg
EVP II Sprint GP S.à r.l.	Luxembourg
FICG-PG-I Fund GP, LLC	Delaware
Flagstaff, LLC	Delaware
GA 1600 Commons LLC	Delaware
GA 333 Hennepin Investor LLC	Delaware
GA Bay Area GP LLC	Delaware
GA Bay Area Investor LLC	Delaware
GA BV LLC	Delaware
GA CLARENDON LLC	Delaware
GA Collins LLC	Delaware
GA E. 22nd Street Apartments Holdings LLC	Delaware
GA East 86 Street LLC	Delaware
GA JHCII LLC	Delaware
GA Manor at Harbour Island, LLC	Delaware
GA MENLO PARK INVESTOR LLC	Delaware
GA Metro LLC	Delaware
GA TRITON INVESTOR LLC	Delaware
GA/MDI 333 Hennepin Associates LLC	Delaware
Gateway Holdings II, LLC	Delaware
Gateway Holdings, LLC	Delaware
German Retail Income CP LP	Scotland
GIBRALTAR BSN HOLDINGS SDN BHD	Malaysia
Gibraltar BSN Life Berhad	Malaysia
GIBRALTAR INDIA SOLUTIONS LLP	India
Gibraltar International Insurance Services Company, Inc.	Delaware
Gibraltar International Service LLC	Delaware
Gibraltar Re Mortgage Holdings Trust No. 1	Delaware
Gibraltar Re Mortgage Holdings Trust No. 2	Delaware
Gibraltar Reinsurance Company Ltd.	Bermuda
Gibraltar Universal Life Reinsurance Company	Arizona
Glenealy International Limited	British Virgin Islands

Gold GP Limited	Cayman Islands
Gold II, L.P.	Cayman Islands
Gold, L.P.	Cayman Islands
Graham Resources, Inc.	Delaware
Graham Royalty, Ltd.	Louisiana
Green Tree GP	Cayman Islands
Green Tree, L.P.	Cayman Islands
Greenlee, LLC	Delaware
Halsey Street Investments LLC	Delaware
High Peak Innovations, LLC	Delaware
Hirakata, LLC	Delaware
Impact Investments Bridges UK S.a.r.l	Luxembourg
Inter-Atlantic G Fund, L.P.	Delaware
Inversiones Previsionales Chile SpA	Chile
Inversiones Previsionales Dos SpA	Chile
Ironbound Fund LLC	Delaware
IVP Fund GP LLC	Delaware
Jennison Associates LLC	Delaware
Kyarra S.a r.l.	Luxembourg
Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)	Japan
Lake Street Partners IV, L.P.	Delaware
LINEUP LLC	Delaware
Lotus Reinsurance Company Ltd.	Bermuda
Manor at Harbour Island, LLC	Delaware
Marble Canyon, LLC	Delaware
Maricopa, LLC	Delaware
Market Street Holdings IV, LLC	Delaware
MC GA COLLINS HOLDINGS LLC	Delaware
MC GA COLLINS REALTY LLC	Delaware
Montana Capital Partners (Scots) Limited	Scotland
Montana Capital Partners AG	Switzerland
Montana Capital Partners Jersey (GP) II Limited	Jersey
Montana Capital Partners Jersey (GP) Limited	Jersey
Montana Capital Partners Jersey OSP III (GP) Limited	Jersey
Montana Capital Partners Jersey OSP IV (GP) Limited	Jersey
Montana Capital Partners Jersey OSP V (GP) Limited	Jersey
Montana Capital Partners Jersey OTP (GP) Limited	Jersey
Morenci, LLC	Delaware
Mulberry Street Holdings, LLC	Delaware
Mulberry Street Investment, L.P.	Delaware
Mulberry Street Partners, LLC	Delaware
National Family Assurance Group, LLC	Washington
New Savanna	Cayman Islands
New Veld, LLC	Delaware
North Rock GP	Cayman Islands

North Rock, L.P.	Cayman Islands
Northbound Emerging Manager Fund II - A LP	Delaware
Orchard Street Acres Inc.	Delaware
PAI Bay Farm, LLC	Delaware
PAI Bayrock Groves, LLC	Delaware
PAI Belvidere Farms, LLC	Delaware
PAI Big Cypress Farm, LLC	Delaware
PAI Centurion Citrus, LLC	Delaware
PAI Corcoran 640 Ranch, LLC	Delaware
PAI DeKalb Farm, LLC	Delaware
PAI Delano 1500 Ranches, LLC	Delaware
PAI Desert Falcon Farms Manager, LLC	Delaware
PAI Flicker Orchard, LLC	Delaware
PAI Good Hope Farm, LLC	Delaware
PAI Hawk Creek Ranch, LLC	Delaware
PAI Hills Valley Ranches, LLC	Delaware
PAI Holly Hill Groves, LLC	Delaware
PAI Hunt Farm, LLC	Delaware
PAI Jackson Bayou Farm, LLC	Delaware
PAI Lake Placid Groves, LLC	Delaware
PAI River Bend Ranches, LLC	Delaware
PAI Wallula Gap Vineyard, LLC	Delaware
Passaic Fund LLC	Delaware
PCP V Cayman AIV GP, L.P.	Cayman Islands
PEREF II Co-Invest 1 GP S.à r.l.	Luxembourg
PEREF II GP S.á r.l.	Luxembourg
PFI EM-Tech Fund I, LLC	Delaware
PG Business Service Co., Ltd	Japan
PG Collection Service Co., Ltd.	Japan
PG Friendly Partners Co., Ltd.	Japan
PGA European Limited	Bermuda
PGI Co., Ltd	Japan
PGIM (Australia) Pty Ltd	Australia
PGIM (Hong Kong) Ltd.	Hong Kong
PGIM (Scots) Limited	Scotland
PGIM (Shanghai) Company Ltd.	China
PGIM (Singapore) Pte. Ltd.	Singapore
PGIM AC Access 1 GP Pte. Ltd.	Singapore
PGIM AC Co-Invest 1 GP Pte. Ltd.	Singapore
PGIM AC Co-Invest GP Pte. Ltd.	Singapore
PGIM Advisory (Shanghai) Co., Ltd.	China
PGIM Agricultural Investments GP, LLC	Delaware
PGIM AVP IV GP S.à r.l.	Luxembourg
PGIM Broad Market High Yield Bond Fund, L.P.	Delaware
PGIM Broad Market High Yield Bond Partners, LLC	Delaware

PGIM Capital Partners Management (Feeder) VI, LLC	Delaware
PGIM Capital Partners Management Fund VI, L.P.	Delaware
PGIM Custom Harvest LLC	Delaware
PGIM DC Co-Invest GP Pte. Ltd.	Singapore
PGIM DC JV GP Pte. Ltd.	Singapore
PGIM DC Solutions LLC	Delaware
PGIM European Financing Limited	Bermuda
PGIM European Services Limited	England
PGIM Financial Limited	England
PGIM Fixed Income Alternatives Fund II, L.P.	Delaware
PGIM Fixed Income Alternatives Fund, L.P.	Delaware
PGIM Fixed Income Alternatives GP, LLC	Delaware
PGIM Fixed Income Alternatives II GP, LLC	Delaware
PGIM Fixed Income Special Opportunities Fund I (Cayman), LP	Cayman Islands
PGIM Fixed Income Special Opportunities Fund I GP, LLC	Delaware
PGIM Fixed Income Special Opportunities Fund I LP	Delaware
PGIM Foreign Investments, Inc.	Delaware
PGIM Holding Company LLC	Delaware
PGIM Holdings Limited	England & Wales
PGIM INDIA ASSET MANAGEMENT PRIVATE LIMITED	India
PGIM INDIA TRUSTEES PRIVATE LIMITED	India
PGIM International Financing Inc.	Delaware
PGIM Investments (Ireland) Limited	Ireland
PGIM Investments LLC	New York
PGIM IRELAND LIMITED	Ireland
PGIM Japan Co., Ltd.	Japan
PGIM Korea Inc.	Korea (the Republic of)
PGIM Limited	England
PGIM Loan Originator Manager Limited	United Kingdom
PGIM LTIF Berlin GP S.à r.l.	Luxembourg
PGIM LTIF Berlin MLP S.àr.l.	Luxembourg
PGIM LTIF GP S.à.r.l.	Luxembourg
PGIM LTIF SH9 GP S.à r.l.	Luxembourg
PGIM M Campus GP S.à r.l.	Luxembourg
PGIM Management Partner Limited	United Kingdom
PGIM MetaProp Investor LP LLC	Delaware
PGIM Netherlands B.V.	Netherlands
PGIM Operations Manager, LLC	Delaware
PGIM Overseas Investment Fund Management (Shanghai) Company Ltd	China
PGIM Portfolio Advisory LLC	Delaware
PGIM Private Capital (Ireland) Limited	Ireland
PGIM Private Capital Limited	England
PGIM Private Fund Management (Shanghai) Co., Ltd.	China
PGIM Private Placement Investors L.P.	Delaware
PGIM Private Placement Investors, Inc.	New Jersey

PGIM QUANTITATIVE SOLUTIONS LLC	New Jersey
PGIM Real Estate (Japan) Ltd.	Japan
PGIM Real Estate (UK) Limited	England
PGIM Real Estate Agency Financing, LLC	Delaware
PGIM Real Estate Capital VII GP S.à r.l.	Luxembourg
PGIM Real Estate Carry & Co-Invest GP S.á r.l.	Luxembourg
PGIM Real Estate Carry & Co-Invest GP, LLC	Delaware
PGIM Real Estate Carry & Co-Invest SCSp	Luxembourg
PGIM Real Estate Carry & Co-Invest, L.P.	Delaware
PGIM Real Estate CD S.a.r.l.	Luxembourg
PGIM Real Estate Co-Invest Holdings, LLC	Delaware
PGIM Real Estate Debt GmbH	Germany
PGIM Real Estate Finance Holding Company	New Jersey
PGIM Real Estate Finance, LLC	Delaware
PGIM Real Estate France SAS	France
PGIM Real Estate Germany AG	Germany
PGIM Real Estate Global Debt GP, LLC	Delaware
PGIM Real Estate Global Master Fund GP S.à r.l.	Luxembourg
PGIM Real Estate Inmuebles II, S de R.L. de C.V.	Mexico
PGIM Real Estate Inmuebles, S. de R.L. de C.V	Mexico
PGIM Real Estate Italy S.r.l.	Italy
PGIM Real Estate Loan Services, Inc.	Delaware
PGIM Real Estate Luxembourg S.A.	Luxembourg
PGIM Real Estate Management Luxembourg S.a.r.l.	Luxembourg
PGIM Real Estate Mexico S.C.	Mexico
PGIM Real Estate MVP Administradora IV, S. de R.L. de C.V.	Mexico
PGIM Real Estate MVP Administradora V, S. de R.L. de C.V.	Mexico
PGIM Real Estate MVP Inmuebles IV, S. de R.L. de C.V.	Mexico
PGIM Real Estate MVP Inmuebles V, S. de R.L. de C.V.	Mexico
PGIM Real Estate PRISA II Luxembourg PF SCSp	Luxembourg
PGIM Real Estate S. de R.L. de C.V.	Mexico
PGIM Real Estate U.S. CORE Debt Fund GP, LLC	Delaware
PGIM Real Estate U.S. Core Debt Fund PF SCSp	Luxembourg
PGIM Real Estate U.S. Debt Fund GP, LLC	Delaware
PGIM Real Estate U.S. High Yield Debt Fund GP, LLC	Delaware
PGIM REF Europe GP S.à r.l.	Luxembourg
PGIM REF Europe Member, LLC	Delaware
PGIM REF EUROPE SCSp	Luxembourg
PGIM REF Intermediary Services, Inc.	Delaware
PGIM Securities Investment Trust Enterprise	Taiwan (Province of China)
PGIM Senior Loan Opportunities Management (Feeder) I, LLC	Delaware
PGIM Senior Loan Opportunities Management Fund I, L.P.	Delaware
PGIM Strategic Financing LLC	Delaware
PGIM Strategic Investments, Inc.	Delaware

PGIM Taronga Investor GP LLC	Delaware
PGIM U.S. Agriculture Fund LP	Delaware
PGIM U.S. Leveraged Loans GP, LLC	Delaware
PGIM USPF VI Manager, LLC	Delaware
PGIM Wadhwani LLP	England & Wales
PGIM Warehouse, Inc.	Delaware
PGIM, Inc.	New Jersey
PGLH of Delaware, Inc.	Delaware
PIFM Holdco, LLC	Delaware
PIIC Limited	Cayman Islands
PIM KF Blocker V Holdings LLC	Delaware
PIM USPF V Manager LLC	Delaware
Pine Tree GP	Cayman Islands
Pine Tree, L.P.	Cayman Islands
PLA Administradora Industrial II, de R.L. de C.V.	Mexico
PLA Administradora Industrial SRL	Mexico
PLA Administradora, LLC	Delaware
PLA Administradora, S. de R.L. de C.V.	Mexico
PLA Asesoria Profesional II, S. de R.L. de C.V.	Mexico
PLA Asesoria Profesional, S.de R.L. de C.V.	Mexico
PLA Co-Investor LLC	Delaware
PLA Inmuebles Industriales, S. de R.L. de C.V.	Mexico
PLA Mexico Industrial Manager II LLC	Delaware
PLA Retail Fund II Aggregating Manager, LLC	Delaware
PLA Retail Fund II Manager, LLC	Delaware
PLA Retail Fund II U.S. Carry/Co-Invest, LP	Delaware
PLA Retail Fund II, LLC	Delaware
PLA Retail Fund II, LP	Delaware
PLA Services Manager Mexico, LLC	Delaware
PLAI Limited	Cayman Islands
Platinum GP Limited	Cayman Islands
Platinum II, L.P.	Cayman Islands
Platinum, L.P.	Cayman Islands
PMCF Holdings, LLC	Delaware
PMCF Properties, LLC	Delaware
PNA Preparation Company Co., Ltd. (PNA Setsuritsu Junbi Kabushiki Kaisha)	Japan
Pramerica (Hong Kong) Holdings Limited	Hong Kong
Pramerica (Luxembourg) CP GP S.a.r.l.	Luxembourg
Pramerica (Scots) CP GP LLP	Scotland
Pramerica Business Consulting (Shanghai) Company Limited	China
Pramerica EVP CP LP	Scotland
Pramerica Financial Asia Headquarters Pte. Ltd.	Singapore
Pramerica Financial Asia Limited	British Virgin Islands
Pramerica Fixed Income Funds Management Limited	Ireland
Pramerica Fosun Life Insurance Co., Ltd.	China

Pramerica Insurance Agency (China) Company Ltd.	China
PRAMERICA LIFE INSURANCE COMPANY LIMITED	India
Pramerica Pan European Real Estate (Scots) LP	Scotland
Pramerica PRECAP I GP LLP	England & Wales
Pramerica PRECAP II GP LLP	England & Wales
Pramerica PRECAP III GP LLP	England & Wales
Pramerica PRECAP IV GP LLP	England & Wales
PRAMERICA PRECAP VI GP (SCOTS FEEDER) LLP	England & Wales
PRAMERICA PRECAP VI GP LLP	England & Wales
Pramerica Real Estate Capital II (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital III (Scots), Limited Partnership	Scotland
Pramerica Real Estate Capital IV (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital IV GP (Scots Feeder) LLP	Scotland
Pramerica Real Estate Capital IV GP Limited	England & Wales
Pramerica Real Estate Capital V (Netherlands) GP LLP	England & Wales
Pramerica Real Estate Capital V (Scots), Limited Partnership	Scotland
Pramerica Real Estate Capital VI (Scots) Limited Partnership	Scotland
PRECO Account IV LLC	Delaware
PRECO Account Partnership IV LP	Delaware
PREFG Hanwha Manager, LLC	Delaware
PREI Acquisition I, Inc.	Delaware
PREI Acquisition II, Inc.	Delaware
PREI Acquisition LLC	Delaware
PREI HYDG, LLC	Delaware
PREI International, Inc.	Delaware
PRICOA Management Partner Limited	England
PRISA Fund Manager LLC	Delaware
PRISA II Fund Manager LLC	Delaware
PRISA II Lux PF GP S.à r.l.	Luxembourg
PRISA II Pooled Manager, LLC	Delaware
PRISA III Fund GP, LLC	Delaware
PRISA III Fund PIM, LLC	Delaware
PRISA Pooled Manager, LLC	Delaware
PRREF Debt Fund Manager, LLC	Delaware
PRREF II Fund Manager LLC	Delaware
Pru 101 Wood LLC	Delaware
PRU 3XSquare, LLC	Delaware
Pru Alpha Partners I, LLC	Delaware
Pru Fixed Income Emerging Markets Partners I, LLC	Delaware
Pruco Assignment Corporation	Barbados
Pruco Life Insurance Company	Arizona
Pruco Life Insurance Company of New Jersey	New Jersey
Pruco Securities, LLC	New Jersey
PRUCO, LLC	New Jersey
Prudential 900 Aviation Boulevard, LLC	Delaware

Prudential Agricultural Property Holding Company, LLC	Delaware
Prudential Annuities Distributors, Inc.	Delaware
Prudential Annuities Holding Company, LLC	Delaware
Prudential Annuities Information Services & Technology Corporation	Delaware
Prudential Arizona Reinsurance Captive Company	Arizona
Prudential Arizona Reinsurance Term Company	Arizona
Prudential Arizona Reinsurance Universal Company	Arizona
Prudential Capital and Investment Services, LLC	Delaware
Prudential Capital Energy Opportunity Fund, L.P.	Delaware
PRUDENTIAL CAPITAL ENERGY PARTNERS MANAGEMENT (FEEDER), LLC	Delaware
Prudential Capital Energy Partners Management Fund, L.P.	Delaware
Prudential Capital Energy Partners, L.P.	Delaware
Prudential Capital Partners Management Fund IV, L.P.	Delaware
Prudential Chile II SpA	Chile
Prudential Commercial Property Holding Company, LLC	Delaware
Prudential do Brasil Seguros de Vida S.A.	Brazil
Prudential do Brasil Vida em Grupo S.A.	Brazil
Prudential Equity Group, LLC	Delaware
Prudential Financial, Inc.	New Jersey
Prudential Fixed Income Global Liquidity Relative Value Partners, LLC	Delaware
Prudential Fixed Income U.S. Relative Value Partners, LLC	Delaware
Prudential Funding, LLC	New Jersey
Prudential General Services of Japan Y.K.	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Prudential Global Funding LLC	Delaware
Prudential Holdings of Japan, Inc.	Japan
Prudential IBH Holdco, Inc.	Delaware
Prudential Impact Investments Mortgage Loans LLC	Delaware
Prudential Impact Investments Private Debt LLC	Delaware
Prudential Impact Investments Private Equity LLC	Delaware
Prudential Insurance Agency, LLC	New Jersey
Prudential International Insurance Holdings, Ltd.	Delaware
Prudential International Insurance Service Company, L.L.C.	Delaware
Prudential International Investments Company, LLC	Delaware
Prudential International Investments, LLC	Delaware
Prudential Investment Management Services LLC	Delaware
Prudential Japan Holdings, LLC	Delaware
Prudential Legacy Insurance Company of New Jersey	New Jersey
Prudential Mortgage Asset Holdings 1 Japan Investment Business Limited Partnership	Japan
Prudential Mortgage Asset Holdings 2 Japan Investment Business Limited Partnership	Japan
Prudential Mortgage Capital Asset Holding Company, LLC	Delaware
Prudential Mortgage Capital Funding, LLC	Delaware
Prudential Mortgage Capital Holdings, LLC	Delaware
PRUDENTIAL MORTGAGE SKP MEMBER LLC	Delaware
PRUDENTIAL MORTGAGE SKP REIT LLC	Delaware

PRUDENTIAL MORTGAGE SKP VENTURE 2 LLC	Delaware
PRUDENTIAL MORTGAGE SKP VENTURE LLC	Delaware
Prudential Mutual Fund Services LLC	New York
Prudential Newark Realty, LLC	New Jersey
Prudential QOZ Investment Fund 1, LLC	Delaware
Prudential Realty Securities, Inc.	Delaware
Prudential Retirement Financial Services Holding LLC	Delaware
Prudential Retirement Holdings, LLC	Delaware
Prudential Securities Secured Financing Corporation	Delaware
Prudential Seguros Mexico, S.A. de C.V.	Mexico
Prudential Seguros, S.A.	Argentina
Prudential Select Strategies LLC	Delaware
Prudential Servicios, S. de R.L. de C.V.	Mexico
Prudential Structured Settlement Company	Delaware
Prudential Systems Japan, Limited	Japan
Prudential Tax Services, LLC	Delaware
Prudential Term Reinsurance Company	Arizona
Prudential Trust Co., Ltd.	Japan
Prudential Trust Company	Pennsylvania
Prudential Universal Reinsurance Company	Arizona
Prudential Workplace Solutions Group Services, LLC	Delaware
Prudential/TMW Real Estate Group LLC	Delaware
Pruservicos Participacoes Ltda.	Brazil
PruVen Capital Partners Fund I, L.P.	Delaware
PT PFI Mega Life Insurance	Indonesia
Qianhai Reinsurance Co., Ltd.	China
QMA JP EM All Cap Equity Partners LLC	Delaware
Quartzsite, LLC	Delaware
Residential Services Corporation of America LLC	Delaware
Rio CP LP	Scotland
Rock European Real Estate Holdings S.àr.l.	Luxembourg
Rock Global Real Estate LLC	Delaware
Rock Kensington Limited	Guernsey
Rock Oxford S.a r.l.	Luxembourg
Rockstone Co., Ltd.	Japan
Rosado Grande LLC	Delaware
Ross Avenue Energy Fund Holdings, LLC	Delaware
Ross Avenue Minerals 2012, LLC	Delaware
Sanei Collection Service Co., Ltd. (Kabushiki Kaisha Sanei Shuuno Service)	Japan
Senior Housing Partners V, LLC	Delaware
SENIOR HOUSING PARTNERS VI GP LLC	Delaware
Senior Housing Partnership Fund V, LLC	Delaware
SENIOR HOUSING PARTNERSHIP FUND VI GP LLC	Delaware
SHP V Carried Interest, L.P.	Delaware
Silvretta Jersey (GP) Limited	Jersey

SMP Holdings, Inc.	Delaware
South Shore GP Limited	Cayman Islands
South Shore II, L.P.	Cayman Islands
South Shore, L.P.	Cayman Islands
Sterling Private Placement Management LLP	England & Wales
Stetson Street Partners, L.P.	Delaware
Strand Investments Limited	Cayman Islands
SVIIT Holdings, Inc.	Delaware
TENSATOR HOLDINGS LTD	England
TF Proveedora, S.C.	Mexico
The Gibraltar Life Insurance Co., Ltd.	Japan
The Keynes Dynamic Beta Strategy (US) Fund GP LLC	Delaware
The Prudential Assigned Settlement Services Corp.	New Jersey
The Prudential Brazilian Capital Fund LP	Cayman Islands
The Prudential Gibraltar Financial Life Insurance Co., Ltd.	Japan
The Prudential Home Mortgage Company, Inc.	New Jersey
The Prudential Insurance Company of America	New Jersey
The Prudential Life Insurance Company, Ltd.	Japan
Thurloe Commercial Guernsey Limited	Guernsey
TMW ASPF I Verwaltungs GmbH & Co. KG	Germany
TMW ASPF Management GmbH	Germany
TMW Management, LLC	Georgia
TMW Realty Advisors, LLC	Georgia
TMW USPF Verwaltungs GmbH	Germany
TRGOAG Company, Inc.	Delaware
United States Property Fund VI GP S.à r.l.	Luxembourg
USCDF GP S.à r.l.	Luxembourg
USPF V - Verwaltungs - GmbH & Co. KG	Germany
USPF V Carry LLC	Delaware
USPF V Co-Invest LLC	Delaware
USPF V Investment LP	Delaware
Vailsburg Fund LLC	Delaware
Vantage Casualty Insurance Company	Indiana
VIP Australia Holding Company, LLC	Delaware
VIP Mortgage Account Pty Ltd	Australia
Wabash Avenue Holdings V, LLC	Delaware
Wabash Avenue Partners V, L.P.	Delaware
Wadhwani Capital Limited	England & Wales
Waveland Avenue Holdings I, LLC	Delaware
Waveland Avenue Partners I (Ireland), L.P.	Delaware
Waveland Avenue Partners I (US), L.P.	Delaware
Wellness Services Ecossistema De Bem Estar Ltda.	Brazil
Wellness Services SRL	Argentina
WH Warehouse 22-1, Ltd.	Jersey
WINDSOR AVENUE HOLDINGS II, LLC	Delaware

WINDSOR AVENUE PARTNERS (IRELAND) II, L.P.	Delaware
WINDSOR AVENUE PARTNERS (US) II, L.P.	Delaware
Yavapai LLC	Delaware